BLACKROCK FUNDS II

BlackRock Inflation Protected Bond Portfolio

(the “Fund”)

Supplement dated June 27, 2014

to the Statement of Additional Information dated January 28, 2014

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements” is revised as set forth below.

The table in the subsection entitled “Information Regarding the Portfolio Managers — Other Funds and Accounts Managed” as it relates solely to the Inflation Protected Bond Portfolio is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Inflation Protected Bond Portfolio
Martin Hegarty	10	4	31	0	0	1
	$6.33 Billion	$259.8 Million	$15.17 Billion	$0	$0	$0.6 Million

Gargi Pal Chaudhuri*	10	4	34	0	0	3
	$6.19 Billion	$261.8 Million	$16.34 Billion	$0	$0	$82.55 Million

*Information is as of April 30, 2014.

The table in the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Portfolio Manager	Applicable Benchmarks
Jeffrey Cucunato	A combination of market-based indices (e.g., Barclays U.S. Credit Index), certain customized indices and certain fund industry peer groups.

Akiva Dickstein Matthew Kraeger	A combination of market-based indices (e.g., Citigroup Mortgage Index, Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.

Martin Hegarty	A combination of market-based indices (e.g., Barclays U.S. TIPS Index, Barclays World Government Inflation Linked Bond Index), certain customized indices and certain fund industry peer groups.

Bob Miller	A combination of market-based indices (e.g., Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Gargi Pal Chaudhuri	A combination of market-based indices (e.g., Barclays U.S. TIPS Index, Barclays World Government Inflation Linked Bond Index), certain customized indices and certain fund industry peer groups.

The last sentence in the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Messrs. Dickstein, Miller and Cucunato and Ms. Chaudhuri have unvested long-term incentive awards.

The subsection entitled “Portfolio Manager Beneficial Holdings” as it relates solely to the Inflation Protected Bond Portfolio is deleted in its entirety and replaced with the following:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities Beneficially Owned[1]
Martin Hegarty	Inflation Protected Bond Portfolio	$100,001–$500,000

Gargi Pal Chaudhuri	Inflation Protected Bond Portfolio	None[2]

[1]	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.
[2]	Information is provided as of April 30, 2014.

The last two sentences in the first paragraph in the subsection entitled “Portfolio Manager Compensation Overview — Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Dickstein, Kraeger, Hegarty and Cucunato may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein, Kraeger, Hegarty and Cucunato may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-BRFII-0614SUP